3rd Quarter Earnings Highlights October 24, 2019

Forward-Looking Statement This presentation contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can often, but not always, be identified by the use of words like “believe”, “continue”, “pattern”, “estimate”, “project”, “intend”, “anticipate”, “expect” and similar expressions or future or conditional verbs such as “will”, would”, “should”, “could”, “might”, “can”, “may”, or similar expressions. These forward-looking statements include, but are not limited to, statements relating to First Merchants’ goals, intentions and expectations; statements regarding the First Merchants’ business plan and growth strategies; statements regarding the asset quality of First Merchants’ loan and investment portfolios; and estimates of First Merchants’ risks and future costs and benefits. These forward-looking statements are subject to significant risks, assumptions and uncertainties that may cause results to differ materially from those set forth in forward-looking statements, including, among other things: possible changes in economic and business conditions; the existence or exacerbation of general geopolitical instability and uncertainty; the ability of First Merchants to integrate recent acquisitions and attract new customers; possible changes in monetary and fiscal policies, and laws and regulations; the effects of easing restrictions on participants in the financial services industry; the cost and other effects of legal and administrative cases; possible changes in the credit worthiness of customers and the possible impairment of collectability of loans; fluctuations in market rates of interest; competitive factors in the banking industry; changes in the banking legislation or regulatory requirements of federal and state agencies applicable to bank holding companies and banks like First Merchants’ affiliate bank; continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends; changes in market, economic, operational, liquidity, credit and interest rate risks associated with the First Merchants’ business; and other risks and factors identified in each of First Merchants’ filings with the Securities and Exchange Commission. First Merchants undertakes no obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this presentation or press release. In addition, the company’s past results of operations do not necessarily indicate its anticipated future results. NON-GAAP FINANCIAL MEASURES These slides contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, First Merchants Corporation has provided reconciliations within the slides, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure. 2

Michael C. Rechin President Chief Executive Officer

3rd Quarter 2019 Highlights Acquisition of MBT Financial Corporation Completed on September 1, 2019 $36.8 Million of Net Income, or $0.71 Per Share Acquisition Expense Totaled $11.2 Million, or $0.17 Per Share Total Assets of $12.3 Billion; Grew by 25.9% over 3Q 2018 Annualized Organic Loan Growth of 3.1% Annualized Organic Deposit Growth of 16.4% $21.26 TBV Per Share; 15% Annualized Increase since 4Q 2018 4

Mark K. Hardwick Executive Vice President Chief Financial Officer and Chief Operating Officer

Total Assets ($ in Millions) 2017 2018 Q1-’19 Q2-’19 Q3-’19 1. Investments $1,561 $1,633 $ 1,863 $ 2,093 $ 2,489 2. Loans 6,758 7,229 7,303 7,517 8,307 3. Allowance (75) (81) (81) (81) (81) 4. Goodwill & Intangibles 477 470 468 467 580 5. BOLI 224 225 226 226 287 6. Other 422 409 432 516 743 7. Total Assets $9,367 $9,885 $10,211 $10,738 $12,325 Annualized Asset Growth 5.5% 32.9% 1 1 Annualized from December 31, 2018 6

Loan Yield and Detail (as of September 30, 2019) QTD Yield = 5.28% Commercial Agricultural Agricultural YTD Yield = 5.30% Real Estate Construction Land & Public Land Production Total Loans = $8.3 Billion Non-Owner Land Development Finance/Other 2.9% 1.1% Occupied 8.1% Commercial 24.2% 5.7% Variable = $5.4 Billion Residential Fixed = $2.9 Billion Mortgage 14.0% Home Equity 7.2% LIBOR- Based 34% Other Prime- Consumer Based Commercial 1.6% 18% Real Estate Owner-Occupied 10.7% Commercial & Industrial Fixed Rate 24.5% Other 35% Variable Rates 13% 7

Investment Portfolio (as of September 30, 2019) Tax-Exempt Mortgage-Backed Municipals 45% Securities 33% $2.5 Billion Portfolio Modified duration of 4.7 years Tax equivalent yield of 3.22% Net unrealized gain of $75.8 Million Collateralized Corporate Mortgage Obligations U. S. Obligations 1% Agencies 17% 4% 8

Total Liabilities and Capital ($ in Millions) 2017 2018 Q1-’19 Q2-’19 Q3-’19 1. Customer Non-Maturity Deposits $5,741 $6,268 $ 6,439 $ 6,668 $ 7,993 2. Customer Time Deposits 1,051 1,241 1,375 1,450 1,543 3. Brokered Deposits 381 246 234 201 229 Total Deposits 7,173 7,755 8,048 8,319 9,765 4. Borrowings 701 538 481 659 551 5. Other Liabilities 57 51 92 124 126 6. Hybrid Capital 133 133 134 134 134 7. Common Equity 1,303 1,408 1,456 1,502 1,749 8. Total Liabilities and Capital $9,367 $9,885 $10,211 $10,738 $12,325 9

Deposit Detail (as of September 30, 2019) Certificates & Time Deposits Certificates & QTD Cost = 1.33% Time Deposits >$100,000 YTD Cost = 1.29% 8% <$100,000 Savings 8% Total = $9.8 Billion Deposits 29% Brokered Deposits 2% Demand Deposits 53% 10

Capital Ratios Total Risk-Based Capital Ratio (Target = 12.50%) Common Equity Tier 1 Capital Ratio (Target = 10.00%) Tangible Common Equity Ratio (TCE) (Target = 9.00%) 15.00% 14.71% 14.61% 14.56% 14.37% 14.25% 13.81% 14.00% 13.76% 13.69% 13.69% 13.00% 12.12% 12.14% 11.98% 12.05% 12.00% 11.64% 11.21% 11.03% 11.00% 11.04% 11.00% 10.14% 10.07% 9.97% 9.95% 10.00% 9.55% 9.39% 9.30% 9.32% 9.36% 9.00% 8.00% 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 11

Net Interest Margin Q3 - '17 Q4 - '17 Q1 - '18 Q2 - '18 Q3 - '18 Q4 - '18 Q1 - '19 Q2 - '19 Q3 - '19 Net Interest Income - FTE ($ millions) $ 78.9 $ 83.5 $ 82.5 $ 87.2 $ 89.2 $ 90.7 $ 87.8 $ 88.4 $ 92.3 Fair Value Accretion $ 3.2 $ 4.1 $ 3.2 $ 3.8 $ 3.2 $ 3.9 $ 2.3 $ 2.2 $ 2.5 Tax Equivalent Yield on Earning Assets 4.56% 4.67% 4.57% 4.74% 4.88% 4.97% 4.89% 4.86% 4.77% Interest Expense/Average Earning Assets 0.53% 0.57% 0.65% 0.75% 0.83% 0.93% 1.05% 1.15% 1.15% Net Interest Margin 4.03% 4.10% 3.92% 3.99% 4.05% 4.04% 3.84% 3.71% 3.62% Fair Value Accretion Effect 0.17% 0.20% 0.15% 0.18% 0.15% 0.17% 0.09% 0.09% 0.10% $94 4.20% $90 4.10% 4.03% 4.05% 4.04% 4.00% $86 3.99% $82 3.92% 3.80% $78 3.84% $74 3.71% 3.60% 3.62% $70 $66 3.40% $62 3.20% $58 $54 3.00% Q3 - '17 Q4 - '17 Q1 - '18 Q2 - '18 Q3 - '18 Q4 - '18 Q1 - '19 Q2 - '19 Q3 - '19 Net Interest Income - FTE ($ millions) Net Interest Margin 12

Non-Interest Income ($ in Millions) 2017 2018 Q1-’19 Q2-’19 Q3-’19 1. Service Charges on Deposit Accounts $ 18.7 $ 21.0 $ 5.1 $ 5.4 $ 6.1 2. Wealth Management Fees 14.7 14.9 3.8 3.9 4.4 3. Card Payment Fees 16.1 18.0 4.8 4.9 5.2 4. Gains on Sales of Mortgage Loans 7.6 7.0 1.3 1.7 2.2 5. Derivative Hedge Fees 2.0 2.5 0.8 1.5 1.7 6. Other Customer Fees 1.7 1.9 0.5 0.3 0.5 7. Cash Surrender Value of Life Ins 6.6 4.2 1.0 0.9 1.1 8. Gains on Sales of Securities 2.6 4.3 1.1 1.9 0.4 9. Other 1.0 2.7 0.3 1.1 0.5 10. Total Non-Interest Income $71.0 $76.5 $18.7 $21.6 $22.1 13

Non-Interest Expense ($ in Millions) 2017 2018 Q1-’19 Q2-’19 Q3-’19 1. Salary & Benefits $119.8 $131.7 $33.0 $32.7 $38.9 2. Premises & Equipment 30.1 32.7 8.7 8.6 8.8 3. Intangible Asset Amortization 5.6 6.7 1.5 1.5 1.4 4. Professional & Other Outside Services 12.8 8.2 1.9 2.4 8.3 5. OREO/Credit-Related Expense 1.9 1.5 1.2 0.9 0.3 6. FDIC Expense 2.6 2.9 0.7 0.7 (0.7) 7. Outside Data Processing 12.2 13.2 3.7 3.9 4.4 8. Marketing 3.7 4.7 1.1 2.7 1.3 9. Other 16.9 18.4 4.8 4.2 4.6 10. Total Non-Interest Expense $ 205.6 $ 220.0 $56.6 * $57.6 * $67.3 * *Includes acquisition-related expenses of $0.2 in Q1-’19; $0.5 in Q2-’19; and $11.2 in Q3-’19. 14

Earnings ($ in Millions) 2017 2018 Q1-’19 Q2-’19 Q3-’19 1. Net Interest Income $ 277.3 $ 338.8 $84.9 $85.3 $88.9 2. Provision for Loan Losses (9.1) (7.2) (1.2) (0.5) (0.6) 3. Net Interest Income after Provision 268.2 331.6 83.7 84.8 88.3 4. Non-Interest Income 71.0 76.5 18.7 21.6 22.1 5. Non-Interest Expense (205.6) (220.0) (56.6) (57.6) (67.3) 6. Income before Income Taxes 133.6 188.1 45.8 48.8 43.1 7. Income Tax Expense (37.5) (29.0) (6.9) (7.7) (6.3) 8. Net Income Avail. for Distribution $ 96.1 $ 159.1 $38.9 $41.1 $36.8 9. EPS $ 2.12 $ 3.22 $0.78 $0.83 $0.711 10. Efficiency Ratio 54.56% 50.21% 51.18% 51.00% 57.60% 2 1Acquisition-related expenses reduced EPS by $0.17 2Acquisition-related expenses increased the Efficiency Ratio by 9.77% 15

Per Share Results 2018 Q1 Q2 Q3 Q4 Total 1. Earnings Per Share $ .74 $ .80 $ .83 $ .85 $ 3.22 2. Dividends $ .18 $ .22 $ .22 $ .22 $ .84 3. Tangible Book Value $17.14 $17.71 $18.16 $19.12 2019 Q1 Q2 Q3 Q4 Total 1. Earnings Per Share $ .78 $ .83 $ .71 1 – $2.32 2. Dividends $ .22 $ .26 $ .26 – $ .74 3. Tangible Book Value $20.07 $21.01 $21.26 1Acquisition-related expenses reduced EPS by $0.17 16

Dividends and Tangible Book Value Quarterly Dividends Tangible Book Value .26 0.26 0.24 $21.26 .22 0.22 $19.12 0.20 .18 $16.96 0.18 $15.85 $14.68 .15 0.16 .14 $13.65 0.14 $12.17 $10.95 .11 0.12 $9.21 $9.64 0.10 .08 0.08 0.06 .05 0.04 .03 0.02 .01 0.00 2.76% Forward Dividend Yield Compound Annual Growth Rate of 10.03% Equals 31.9% Dividend Payout Ratio 17

John J. Martin Executive Vice President Chief Credit Officer

Loan Portfolio Trends Change FMB Linked Quarter ($ in Millions) 2017 2018 Q1-'19 Q2-'19 Q3-'191 MBT Q3-'19 $ 1 $ % 1. Commercial & Industrial $ 1,494 $ 1,727 $ 1,789 $ 1,877 $ 1,879 $ 155 $ 2,034 $ 2 $ 157 8.4% 2. CRE Owner Occupied 700 725 714 726 755 137 892 29 166 22.9% 3. Construction, Land and 612 546 542 625 646 24 670 21 45 7.2% Land Development 4. CRE Non-Owner Occupied 1,618 1,865 1,888 1,865 1,848 164 2,012 (17) 147 7.9% 5. Agricultural Production 122 92 80 83 84 7 91 1 8 9.6% 6. Agricultural Land 244 242 237 231 227 13 240 (4) 9 3.9% 7. Public Finance/Other Commercial 397 433 428 464 469 3 472 5 8 1.7% 8. Total Commercial Loans 5,187 5,630 5,678 5,871 5,908 503 6,411 37 540 9.2% 9. Residential Mortgage 970 970 980 1,000 1,016 145 1,161 16 161 16.1% 10. Home Equity 514 528 536 548 552 49 601 4 53 9.7% 11. Other Consumer 87 101 109 98 100 34 134 2 36 36.7% 12. Total Residential Mortgage and 1,571 1,599 1,625 1,646 1,668 228 1,896 22 250 15.2% Consumer Loans 13. Total Loans $ 6,758 $ 7,229 $ 7,303 $ 7,517 $ 7,576 $ 731 $ 8,307 $ 59 $ 790 10.5% Construction Concentration2 60% 50% 49% 56% 54% Investment RE Concentration2 219% 221% 221% 223% 216% 1 Excludes acquired MBT loans 2 As a % of Risk Based Capital 19

Asset Quality Summary Change ($ in Millions) FMB Linked Quarter 1 1 186.12017 2018 Q1-'19 Q2-'19 Q3-'19 MBT Q3-'19 $ $ % 1. Non-Accrual Loans $ 28.7 $ 26.1 $ 28.0 $ 25.6 $ 17.2 $ 5.5 $ 22.7 $ (8.4) $ (2.9) (11.3%) 2. Other Real Estate 10.4 2.2 1.9 1.1 7.0 0.1 7.1 5.9 6.0 545.5% 3. Renegotiated Loans 1.0 1.1 0.7 0.7 0.6 - 0.6 (0.1) (0.1) (14.3%) 4. 90+ Days Delinquent Loans 0.9 1.9 0.1 0.2 0.1 - 0.1 (0.1) (0.1) (50.0%) 5. Total NPAs & 90+ Days Delinquent $ 41.0 $ 31.3 $ 30.7 $ 27.6 $ 24.9 $ 5.6 $ 30.5 $ (2.7) $ 2.9 10.5% 6. Total NPAs & 90+ Days/Loans & ORE 0.6% 0.4% 0.4% 0.4% 0.3% 0.8% 0.4% 7. Classified Assets $153.1 $173.2 $169.6 $170.7 $ 176.6 $ 14.6 $ 191.2 $ 5.9 $ 20.5 12.0% 1 Excludes acquired MBT loans 20

Non-Performing Asset Reconciliation ($ in Millions) FMB Q4-'18 Q1-'19 Q2-'19 Q3-'191 MBT Q3-'19 1. Beginning Balance NPAs & 90+ Days Delinquent $ 30.3 $ 31.3 $ 30.7 $ 27.6 $ 27.6 Non-Accrual 2. Add: New Non-Accruals 12.1 5.2 1.6 2.0 $ 5.5 7.5 3. Less: To Accrual/Payoff/Renegotiated (5.4) (1.2) (2.5) (2.1) (2.1) 4. Less: To OREO (0.3) (0.2) 0.0 (6.4) (6.4) 5. Less: Charge-offs (0.7) (1.9) (1.5) (1.9) (1.9) 6. Increase / (Decrease): Non-Accrual Loans 5.7 1.9 (2.4) (8.4) 5.5 (2.9) Other Real Estate Owned (ORE) 7. Add: New ORE Properties 0.3 0.2 0.0 6.4 0.1 6.5 8. Less: ORE Sold (6.8) (0.2) (0.5) (0.4) (0.4) 9. Less: ORE Losses (write-downs) (0.2) (0.3) (0.3) (0.1) (0.1) 10. Increase / (Decrease): ORE (6.7) (0.3) (0.8) 5.9 0.1 6.0 11. Increase / (Decrease): 90+ Days Delinquent 1.8 (1.8) 0.1 (0.1) (0.1) 12. Increase / (Decrease): Renegotiated Loans 0.2 (0.4) 0.0 (0.1) (0.1) 13. Total NPAs & 90+ Days Delinquent Change 1.0 (0.6) (3.1) (2.7) 5.6 2.9 14. Ending Balance NPAs & 90+ Days Delinquent $ 31.3 $ 30.7 $ 27.6 $ 24.9 $ 5.6 $ 30.5 1 Excludes acquired MBT loans 21

ALLL and Fair Value Summary ($ in Millions) Q4-'18 Q1-'19 Q2-'19 Q3-'19 1. Beginning Allowance for Loan Losses (ALLL) $ 78.4 $ 80.6 $ 80.9 $ 81.3 2. Less: Net Charge-offs (Recoveries) (0.5) 0.9 0.1 1.3 3. Add: Provision Expense 1.7 1.2 0.5 0.6 4. Ending Allowance for Loan Losses (ALLL) $ 80.6 $ 80.9 $ 81.3 $ 80.6 5. Specific Reserves $ 1.9 $ 1.6 $ 2.3 $ 2.3 6. ALLL/Non-Accrual Loans 308.1% 289.5% 317.0% 354.5% 7. ALLL/Non-Purchased Loans 1.26% 1.24% 1.19% 1.16% 8. ALLL/Loans 1.11% 1.11% 1.08% 0.97% 9. Fair Value Adjustment (FVA) $ 30.0 $ 27.8 $ 25.6 $ 41.3 10. Total ALLL plus FVA 110.6 108.7 106.8 121.9 11. Purchased Loans plus FVA 874.3 809.9 732.5 1,410.3 12. FVA/Purchased Loans plus FVA 3.44% 3.43% 3.49% 2.93% 100% 90% 80% Cumulative 53.1% Loan Income 70% 60% 16.0% Cumulative 50% Offset Charge- 40% Offs 30% Remaining 30.9% Fair Value 20% Adjustment 10% 0% 2012 2013 2014 2015 2016 2017 2018 Q1-'19 Q2-'19 Q3-'19 22

Portfolio Summary Strong economic tailwinds, including low unemployment, low inflation and low interest rates, continue to contribute to stable and improving credit metrics. A lot of global economic discussion to monitor in 2020. 3rd quarter organic loan portfolio growth of 3.1% annualized. Drivers included Commercial Real Estate and Private Banking. MBT loan portfolio adds a similar mix of asset types and asset quality to the existing portfolio. Portfolio monitoring mechanisms are in place for a changing economy. 23

Michael C. Rechin President Chief Executive Officer

Strategy and Tactics Overview Looking Forward… Integration of Monroe Bank & Trust in the 4Q 2019 Grow Net Interest Income, Despite Margin Pressure Maintain Loan and Deposit Pricing Discipline Leverage Balance Sheet Position. . . Liquidity and Capital Optimization Sustain Organic Growth Protocol. Manage Market Presence, Core Banking Business Margin and Fee Generation Expand company-wide Corporate Social Responsibility Program 25

First Merchants Corporation common stock is traded on the NASDAQ Global Select Market under the symbol FRME Additional information can be found at www.firstmerchants.com Investor Inquiries: Nicole Weaver, Investor Relations 765.521.7619 nweaver@firstmerchants.com 26

Appendix

Appendix – Non-GAAP Reconciliation

CAPITAL RATIOS (dollars in thousands):

	3Q17	4Q17	1Q18	2Q18	3Q18	4Q18	1Q19	2Q19	3Q19
Total Risk-Based Capital Ratio									
Total Stockholders' Equity (GAAP)	1,283,120	1,303,463	1,313,073	1,340,328	1,361,426	1,408,260	1,455,848	1,501,636	1,749,012
Adjust for Accumulated Other Comprehensive (Income) Loss	6,358	3,534	21,725	24,868	35,409	21,422	1,595	(14,602)	(25,648)
Less: Preferred Stock	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)
Add: Qualifying Capital Securities	65,864	65,919	65,975	66,030	66,086	66,141	66,197	66,252	66,308
Less: Tier 1 Capital Deductions	-	-	-	-	-	-	-	-	-
Less: Disallowed Goodwill and Intangible Assets	(462,080)	(464,066)	(467,518)	(466,063)	(464,658)	(463,525)	(462,202)	(460,885)	(570,098)
Less: Disallowed Deferred Tax Assets	-	-	(2,594)	(2,104)	(1,111)	-	(4,037)	(2,587)	(3,460)
Total Tier 1 Capital (Regulatory)	$ 893,137	$ 908,725	$ 930,536	$ 962,934	$ 997,027	$ 1,032,173	$ 1,057,276	$ 1,089,689	$ 1,215,989
Qualifying Subordinated Debentures	65,000	65,000	65,000	65,000	65,000	65,000	65,000	65,000	65,000
Allowance for Loan Losses includible in Tier 2 Capital	73,354	75,032	76,420	77,543	78,406	80,552	80,902	81,274	80,571
Total Risk-Based Capital (Regulatory)	$ 1,031,491	$ 1,048,757	$ 1,071,956	$ 1,105,477	$ 1,140,433	$ 1,177,725	$ 1,203,178	$ 1,235,963	$ 1,361,560
Net Risk-Weighted Assets (Regulatory)	$ 7,497,321	$ 7,660,604	$ 7,831,727	$ 8,002,666	$ 8,001,191	$ 8,060,882	$ 8,176,677	$ 8,491,188	$ 9,474,126
Total Risk-Based Capital Ratio (Regulatory)	**13.76%**	**13.69%**	**13.69%**	**13.81%**	**14.25%**	**14.61%**	**14.71%**	**14.56%**	**14.37%**
Common Equity Tier 1 Capital Ratio									
Total Tier 1 Capital (Regulatory)	$ 893,137	$ 908,725	$ 930,536	$ 962,934	$ 997,027	$ 1,032,173	$ 1,057,276	$ 1,089,689	$ 1,215,989
Less: Qualified Capital Securities	(65,864)	(65,919)	(65,975)	(66,030)	(66,086)	(66,141)	(66,197)	(66,252)	(66,308)
Add: Additional Tier 1 Capital Deductions	-	-	-	-	-	-	-	-	-
Common Equity Tier 1 Capital (Regulatory)	$ 827,273	$ 842,806	$ 864,561	$ 896,904	$ 930,941	$ 966,032	$ 991,079	$ 1,023,437	$ 1,149,681
Net Risk-Weighted Assets (Regulatory)	$ 7,497,321	$ 7,660,604	$ 7,831,727	$ 8,002,666	$ 8,001,191	$ 8,060,882	$ 8,176,677	$ 8,491,188	$ 9,474,126
Common Equity Tier 1 Capital Ratio (Regulatory)	**11.03%**	**11.00%**	**11.04%**	**11.21%**	**11.64%**	**11.98%**	**12.12%**	**12.05%**	**12.14%**

[1] Includes net unrealized gains or losses on securities available for sale, net gains or losses on cash flow hedges, and amounts resulting from the application of the applicable accounting guidance for defined benefit and other postretirement plans.

First Merchants Corporation

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Appendix – Non-GAAP Reconciliation

TANGIBLE COMMON EQUITY RATIO (dollars in thousands):

	3Q17	4Q17	1Q18	2Q18	3Q18	4Q18	1Q19	2Q19	3Q19
Total Stockholders' Equity (GAAP)	$ 1,283,120	$ 1,303,463	$ 1,313,073	$ 1,340,328	$ 1,361,426	$ 1,408,260	$ 1,455,848	$ 1,501,636	$ 1,749,012
Less: Preferred Stock	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)
Less: Intangible Assets	(478,558)	(476,503)	(474,777)	(473,059)	(471,409)	(469,784)	(468,256)	(466,736)	(579,751)
Tangible Common Equity (non-GAAP)	$ 804,437	$ 826,835	$ 838,171	$ 867,144	$ 889,892	$ 938,351	$ 987,467	$ 1,034,775	$ 1,169,136
Total Assets (GAAP)	$ 9,049,403	$ 9,367,478	$ 9,472,796	$ 9,734,715	$ 9,787,282	$ 9,884,716	$ 10,210,925	$ 10,737,857	$ 12,325,061
Less: Intangible Assets	(478,558)	(476,503)	(474,777)	(473,059)	(471,409)	(469,784)	(468,256)	(466,736)	(579,751)
Tangible Assets (non-GAAP)	$ 8,570,845	$ 8,890,975	$ 8,998,019	$ 9,261,656	$ 9,315,873	$ 9,414,932	$ 9,742,669	$ 10,271,121	$ 11,745,310
Tangible Common Equity Ratio (non-GAAP)	**9.39%**	**9.30%**	**9.32%**	**9.36%**	**9.55%**	**9.97%**	**10.14%**	**10.07%**	**9.95%**

TANGIBLE COMMON EQUITY PER SHARE (dollars in thousands):

	4Q10	4Q11	4Q12	4Q13	4Q14	4Q15	4Q16	4Q17	1Q18	2Q18	3Q18	4Q18	1Q19	2Q19	3Q19
Total Stockholders' Equity (GAAP)	$ 454,408	$ 514,467	$ 552,236	$ 634,923	$ 726,827	$ 850,509	$ 901,657	$ 1,303,463	$ 1,313,073	$ 1,340,328	$ 1,361,426	$ 1,408,260	$ 1,455,848	$ 1,501,636	$ 1,749,012
Less: Preferred Stock	(67,880)	(90,783)	(90,908)	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)
Less: Intangible Assets	(154,019)	(150,471)	(149,529)	(202,767)	(218,755)	(259,764)	(258,866)	(476,503)	(474,777)	(473,059)	(471,409)	(469,784)	(468,256)	(466,736)	(579,751)
Tax Benefit	2,907	2,224	2,249	4,973	6,085	6,278	5,930	6,788	6,043	5,690	5,351	5,017	4,703	4,391	7,627
Tangible Common Equity, Net of Tax (non-GAAP	$ 235,416	$ 275,437	$ 314,048	$ 437,004	$ 514,032	$ 596,898	$ 648,596	$ 833,623	$ 844,214	$ 872,834	$ 895,243	$ 943,368	$ 992,170	$ 1,039,166	$ 1,176,763
Shares Outstanding	25,574,251	28,559,707	28,692,616	35,921,761	37,669,948	40,664,258	40,912,697	49,158,238	49,243,096	49,280,188	49,304,542	49,349,800	49,428,468	49,456,594	55,345,672
Tangible Common Equity per Share (non-GAAP)	**$ 9.21**	**$ 9.64**	**$ 10.95**	**$ 12.17**	**$ 13.65**	**$ 14.68**	**$ 15.85**	**$ 16.96**	**$ 17.14**	**$ 17.71**	**$ 18.16**	**$ 19.12**	**$ 20.07**	**$ 21.01**	**$ 21.26**

First Merchants Corporation
29

Appendix – Non-GAAP Reconciliation

EFFICIENCY RATIO (dollars in thousands):

	2017	2018	1Q19	2Q19	3Q19
Non Interest Expense (GAAP)	$ 205,556	$ 219,951	$ 56,621	$ 57,587	$ 67,354
Less: Intangible Asset Amortization	(5,647)	(6,719)	(1,528)	(1,520)	(1,356)
Less: OREO and Foreclosure Expenses	(1,903)	(1,470)	(1,165)	(903)	(294)
Adjusted Non Interest Expense (non-GAAP)	198,006	211,762	53,928	55,164	65,704
Net Interest Income (GAAP)	277,284	338,857	84,866	85,278	88,932
Plus: Fully Taxable Equivalent Adjustment	17,270	10,732	2,930	3,109	3,412
Net Interest Income on a Fully Taxable Equivalent Basis (non-GA	294,554	349,589	87,796	88,387	92,344
Non Interest Income (GAAP)	71,009	76,459	18,713	21,614	22,116
Less: Investment Securities Gains (Losses)	(2,631)	(4,269)	(1,140)	(1,843)	(393)
Adjusted Non Interest Income (non-GAAP)	68,378	72,190	17,573	19,771	21,723
Adjusted Revenue (non-GAAP)	362,932	421,779	105,369	108,158	114,067
Efficiency Ratio (non-GAAP)	**54.56%**	**50.21%**	**51.18%**	**51.00%**	**57.60%**

FORWARD DIVIDEND YIELD

	3Q19
Most recent quarter's dividend per share	$ 0.26
Most recent quarter's dividend per share - Annualized	$ 1.04
Stock Price at 9/30/19	$ 37.64
Forward Dividend Yield	**2.76%**

DIVIDEND PAYOUT RATIO

	2019 YTD
Dividends per share	$ 0.74
Earnings Per Share	$ 2.32
Dividend Payout Ratio	**31.9%**

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Appendix – Non-GAAP Reconciliation

CONSTRUCTION AND INVESTMENT REAL ESTATE CONCENTRATIONS (dollars in thousands):

	2017	2018	1Q19	2Q19	3Q19
Total Risk-Based Capital (Subsidiary Bank Only)					
Total Stockholders' Equity (GAAP)	$ 1,404,303	$ 1,456,220	$ 1,487,947	$ 1,513,662	$ 1,764,062
Adjust for Accumulated Other Comprehensive (Income) Loss [1]	763	19,031	(908)	(17,357)	(28,403)
Less: Preferred Stock	(125)	(125)	(125)	(125)	(125)
Less: Tier 1 Capital Deductions	-	-	-	-	-
Less: Disallowed Goodwill and Intangible Assets	(463,618)	(463,076)	(461,754)	(460,436)	(569,648)
Less: Disallowed Deferred Tax Assets	-	-	(4,119)	(2,429)	(2,917)
Total Tier 1 Capital (Regulatory)	941,323	1,012,050	1,021,041	1,033,315	1,162,969
Allowance for Loan Losses includible in Tier 2 Capital	75,032	80,552	80,902	81,274	80,571
Total Risk-Based Capital (Regulatory)	$ 1,016,355	$ 1,092,602	$ 1,101,943	$ 1,114,589	$ 1,243,540
Construction, Land and Land Development Loans	$ 612,219	$ 545,729	$ 542,501	$ 624,548	$ 670,138
Concentration as a % of the Bank's Risk-Based Capital	**60%**	**50%**	**49%**	**56%**	**54%**
Construction, Land and Land Development Loans	$ 612,219	$ 545,729	$ 542,501	$ 624,548	$ 670,138
Investment Real Estate Loans	1,617,943	1,865,544	1,887,995	1,865,396	2,012,430
Total Construction and Investment RE Loans	$ 2,230,162	$ 2,411,273	$ 2,430,496	$ 2,489,944	$ 2,682,568
Concentration as a % of the Bank's Risk-Based Capital	**219%**	**221%**	**221%**	**223%**	**216%**

[1] Includes net unrealized gains or losses on securities available for sale, net gains or losses on cash flow hedges, and amounts resulting from the application of the applicable accounting guidance for defined benefit and other postretirement plans.

ALLOWANCE AS A PERCENTAGE OF NON-PURCHASED LOANS (dollars in thousands):

	4Q18	1Q19	2Q19	3Q19
Loans Held for Sale (GAAP)	$ 4,778	$ 3,330	$ 5,854	$ 7,910
Loans (GAAP)	7,224,467	7,299,320	7,511,370	8,299,260
Total Loans	7,229,245	7,302,650	7,517,224	8,307,170
Less: Purchased Loans	(844,224)	(782,114)	(706,916)	(1,369,063)
Non-Purchased Loans (non-GAAP)	$ 6,385,021	$ 6,520,536	$ 6,810,308	$ 6,938,107
Allowance for Loan Losses (GAAP)	$ 80,552	$ 80,902	$ 81,274	$ 80,571
Fair Value Adjustment (FVA) (GAAP)	30,054	27,768	25,545	41,265
Allowance plus FVA (non-GAAP)	$ 110,606	$ 108,670	$ 106,819	$ 121,836
Purchased Loans (GAAP)	$ 844,224	$ 782,114	$ 706,916	$ 1,369,063
Fair Value Adjustment (FVA) (GAAP)	30,054	27,768	25,545	41,265
Purchased Loans plus FVA (non-GAAP)	$ 874,278	$ 809,882	$ 732,461	$ 1,410,328
Allowance as a Percentage of Non-Purchased Loans (non-GAAP)	**1.26%**	**1.24%**	**1.19%**	**1.16%**
FVA as a Percentage of Purchased Loans plus FVA (non-GAAP)	**3.44%**	**3.43%**	**3.49%**	**2.93%**

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